Prospectus and Statement of Additional Information (SAI) Supplement — January 25, 2013

Fund	Prospectus and SAI Dated
Columbia Marsico Flexible Capital Fund	January 1, 2013

The Annual Fund Operating Expenses table in the “Fees and Expenses of the Fund” section of the Summary of the Fund is hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R	Class R5	Class Z
Management fees(a)	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%

Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%

Other expenses(b)	0.38%	0.38%	0.18%	0.38%	0.23%	0.38%

Total annual fund operation expenses	1.34%	2.09%	0.89%	1.59%	0.94%	1.09%

Less: Fee waiver and/or expense reimbursement(c)	(0.03%)	(0.03%)	0.00%	(0.03%)	0.00%	(0.03%)

Total annual fund operating expenses after fee waiver and/or expense reimbursement(c)	1.31%	2.06%	0.89%	1.56%	0.94%	1.06%

(a)	Management fees have been restated to reflect contractual changes to the investment advisory fee rates.
(b)	Other expenses for Class A, C, R, R5 and Z shares have been restated to reflect contractual changes to certain fees paid by the Fund.
(c)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until December 31, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.31% for Class A, 2.06% for Class C, 0.89% for Class I, 1.56% for Class R, 0.94% for Class R5 and 1.06% for Class Z.

The Example in the “Fees and Expenses of the Fund” section of the Summary of the Fund is hereby replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$701	$973	$1,265	$2,097

Class C (if shares are redeemed)	$309	$652	$1,122	$2,423

Class C (if shares are not redeemed)	$209	$652	$1,122	$2,423

Class I (whether or not shares are redeemed)	$91	$284	$494	$1,100

Class R (whether or not shares are redeemed)	$159	$499	$864	$1,892

Class R5 (whether or not shares are redeemed)	$96	$300	$521	$1,159

Class Z (whether or not shares are redeemed)	$108	$344	$599	$1,331

For the SAI, the fee schedule in the Investment Management Services Agreement Fee Schedule table for the Fund is hereby superseded and replaced with the following:

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate
Columbia Marsico Flexible Capital Fund	First $0.50 Next $0.50 Next $0.50 Next $1.50 Next $3.00 Over $6.00	0.710% 0.665% 0.620% 0.570% 0.560% 0.540%	0.890%

The rest of this section remains the same.

S-6403-3 A (1/13)